SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): February 12, 2004


                       SOUTHERN PERU COPPER CORPORATION
            (Exact name of registrant as specified in its charter)


        Delaware                  1-14066                   13-3849074

     ---------------            --------------            ----------------
      (State or other           (Commission               (IRS Employer)
      jurisdiction of            File Number)
      Identification No.)
      organization)




      2575 East Camelback Rd.
      Phoenix, AZ                                            85016
      ------------------------                           -----------------
(Address of principal executive offices)                    (Zip Code)


      Registrant's telephone number, including area code: (602) 977-6500

Item 5. Other Events

On February 12, 2004 the Board of Directors of Southern Peru Copper Corporation (the "Company") unanimously appointed Mr. Carlos Ruiz Sacristan as an independent Class A Director. Mr. Ruiz's appointment fills the vacancy on the Board created by the resignation of Mr. Daniel Tellechea on October 6, 2003.

The Company welcomed Mr. Carlos Ruiz Sacristan, who has a distinguished professional career.






                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SOUTHERN PERU COPPER
                                           CORPORATION



                                           By: Armando Ortega,
                                               -----------------
                                           Its: Vice President-Legal and
                                                Secretary

Date: February 13, 2004